UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 26, 2004

Veritas DGC Inc.

(Exact Name of Registrant As Specified In Its Chapter)

Delaware (State or other jurisdiction of incorporation)	001-7427 (Commission File No.)	76-0343152 (IRS Employer Identification No.)

10300 Town Park
Houston, Texas 77072
(Address of Principal Executive Offices) (Zip Code)

832-351-8300
(Registrant’s Telephone Number, Including Area Code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit No.	Description
99.1	Press Release of Veritas DGC Inc. dated as of May 26, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 26, 2004, Registrant issued a press release reporting earnings and other financial results for its third fiscal quarter ended April 30, 2004. A copy of the press release is attached as Exhibit 99.1.

     THE INFORMATION CONTAINED IN THIS CURRENT REPORT, INCLUDING THE EXHIBIT ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Veritas DGC INC. (Registrant)
/s/ Larry L. Worden
Larry L. Worden
Vice President, General Counsel & Secretary

Date: May 26, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Veritas DGC Inc. dated as of May 26, 2004.